UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2016 (May 15, 2016)

RANGE RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-12209	34-1312571
(State or other jurisdiction of incorporation or organization)	(Commision File Number)	(I.R.S. Employer Identification No.)

100 Throckmorton Street, Suite 1200, Fort Worth, Texas		76102
(Address of principal executive offices)		(Zip Code)

(817) 870-2601

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Merger Agreement

On May 15, 2016, Range Resources Corporation, a Delaware corporation (“Range”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Memorial Resource Development Corp., a Delaware corporation (“MRD”), and Medina Merger Sub, Inc., a Delaware corporation and a direct wholly-owned subsidiary of Range (“Merger Sub”), pursuant to which Range will acquire MRD in exchange for newly issued shares of Range common stock, par value $0.01 per share (“Range Common Stock”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Merger Sub will be merged with and into MRD, with MRD continuing as the surviving entity and a wholly owned subsidiary of Range (the “Merger”).

Under the terms and conditions of the Merger Agreement, prior to the effective time of the Merger (the “Effective Time”), each issued and outstanding share of MRD common stock, par value $0.01 per share (“MRD Common Stock”) will be converted into the right to receive 0.375 of a share of Range Common Stock (subject to potential adjustment in the Merger Agreement for stock splits, stock dividends, reverse stock splits and similar corporate events, the “Merger Consideration”). In connection with the Merger, each outstanding share of restricted MRD Common Stock will fully vest immediately prior to the Effective Time and be treated as a share of MRD Common Stock for all purposes of the Merger Agreement, including the right to receive the Merger Consideration.

Pursuant to the Merger Agreement, prior to the Effective Time and subject to certain procedures, Range will increase the size of the Range Board by one member and the MRD Board will designate a member of the MRD Board to be nominated as a director to the Range Board to fill the vacancies created on the Range Board to fill such increase, subject to consent by Range’s Governance and Nominating Committee of such designee. Range and MRD also agreed to use reasonable best efforts to cause an individual to be approved by the Range Board, subject to consent by Range’s Governance and Nominating Committee, prior to the earlier of the filing of the final pre-mailing amendment to the Joint Proxy Statement with the Securities and Exchange Commission (the “SEC”), or June 30, 2016, whichever is earlier.

MRD has agreed, subject to certain exceptions, to certain prohibitions (the “non-solicitation provisions”) not to directly or indirectly initiate, solicit or knowingly encourage or knowingly facilitate the making of competing acquisition proposals (“competing proposals”) or to enter into discussions concerning, or to provide confidential information in connection with, competing proposals. MRD has also agreed to cease all existing discussions with third parties regarding any competing proposals.

The completion of the Merger is subject to satisfaction or waiver of certain closing conditions, including but not limited to: (i) adoption of the Merger Agreement by MRD’s stockholders and approval of the issuance of Range Common Stock as Merger Consideration (the “Range Stock Issuance”) by Range’s stockholders, (ii) the expiration or termination of any waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (“HSR Act”), (iii) there being no law, order, decree, ruling or injunction prohibiting consummation of the Merger, (iv) the effectiveness of the registration statement on Form S-4 pursuant to which the shares of Range Common Stock to be issued as Merger Consideration will be registered, (v) the authorization for listing of the shares of Range Common Stock to be issued in the Merger on the New York Stock Exchange, (vi) subject to specified materiality standards, the accuracy of the representations and warranties of the other party, (vii) compliance by the other party in all material respects with its covenants and (viii) the consummation of MRD’s previously announced sale of Memorial Production Partners GP LLC to Memorial Production Partners LP.

The MRD Board may, subject to certain conditions, change its recommendation to MRD’s stockholders to vote in favor of adoption of the Merger Agreement, or terminate the Merger Agreement if, in connection with receipt of a competing proposal that did not result from a material breach of the non-solicitation provisions, it determines in good faith after consulting with outside legal counsel and financial advisors that such competing proposal constitutes a “superior proposal” and that the failure to enter into such competing proposal would be inconsistent with its duties under applicable law. The MRD Board also may, subject to certain conditions, change its recommendation to MRD’s stockholders to vote in favor of adoption of the Merger Agreement (but may not terminate the Merger Agreement) in response to certain “intervening events” if it determines in good faith after consulting with outside legal counsel and financial advisors that the failure to effect such change in recommendation would be inconsistent with its duties under applicable law.

Pursuant to the Merger Agreement, in response to an intervening event, the Range Board may, subject to certain conditions, change its recommendation that the Range stockholders approve the Range Stock Issuance, but only if the Range Board reasonably determines in good faith that failure to effect such change in recommendation would be inconsistent with its duties under applicable law.

The Merger Agreement contains customary representations and warranties from both MRD and Range, and each party has agreed to customary covenants, including, among others, covenants relating to (1) the conduct of its business during the interim period between the execution of the Merger Agreement and the effective time of the Merger, (2) the obligation to use reasonable best efforts to cause the Merger to be consummated and to obtain expiration of the waiting period under the HSR Act, subject to certain exceptions, (3) the obligation of MRD to call a meeting of its stockholders to approve the Merger Agreement and, subject to certain exceptions, to recommend that its stockholders approve the Merger Agreement and the Merger and (4) the obligation of Range to call a meeting of its stockholders to approve the Range Stock Issuance and, subject to certain exceptions, to recommend that its stockholders approve the Range Stock Issuance.

The Merger Agreement allows each of MRD and Range to terminate the Merger Agreement if (1) Range and MRD agree to terminate the Merger Agreement upon mutual written consent; (2) the Merger is not consummated on or before December 15, 2016; (3) the requisite approval of adoption of the Merger Agreement is not obtained from MRD’s stockholders or the requisite approval of the Range Stock Issuance is not obtained from Range’s stockholders; (4) a permanent injunction prohibits the Merger or a law makes the Merger illegal or otherwise prohibited; or (5) the other party breaches a representation, warranty or covenant, and such breach results in the failure of certain closing conditions to be satisfied. The Merger Agreement also provides that the Merger Agreement may be terminated (i) by MRD, in the event that MRD enters into a “superior proposal” (provided that MRD simultaneously tenders to Range the applicable termination fee described below), (ii) by Range, if the MRD Board changes its recommendation to its stockholders to approve the adoption of the Merger Agreement, (iii) by either MRD or Range, if the other party breaches its obligations pursuant to the Merger Agreement to hold its respective stockholder meeting or to prepare the joint proxy statement, (iv) by MRD, if the Range Board changes its recommendation to its stockholders to approve the Range Stock Issuance, and (v) by Range, in order to enter into a “superior proposal” (provided that Range simultaneously tenders to MRD the applicable termination fee described below).

Upon termination of the Merger Agreement, under certain circumstances, either party may be required to make an expense reimbursement payment of $25,000,000 to the other party. In certain other circumstances, MRD may be required to pay Range a termination fee of $75,000,000, or Range may be required to pay MRD a termination fee of either $125,000,000 or $300,000,000. In no event will either party be entitled to receive more than one expense reimbursement payment or more than the highest single termination fee to which either party is entitled. In addition to the termination fees described above, each party remains liable to the other for any additional damages if such party commits an intentional and material breach of a covenant, agreement or obligation under the Merger Agreement.

The foregoing description of the Merger Agreement is only a summary, does not purport to be complete, and is qualified in its entirety by reference to the Merger Agreement, which is filed hereto as Exhibit 2.1and is incorporated herein by reference.

Voting and Support Agreement

On May 15, 2015, MRD Holdco LLC (“Holdco”), Jay Graham, WHR Incentive LLC, a limited liability company beneficially owned by Jay Graham and Anthony Bahr (“WHR”), and Anthony Bahr (collectively, the “Key MRD Stockholders”) entered into a Voting and Support Agreement (the “Voting Agreement”) with Range with respect to the Merger Agreement.

The Voting Agreement generally requires that each of the Key MRD Stockholders vote or cause to be voted all MRD Common Stock owned by such Key MRD Stockholder in favor of the Merger Agreement and against alternative transactions. Subject to certain exceptions, the Voting Agreement also contains prohibitions applicable to the Key MRD Stockholders that are consistent with the non-solicitation provisions of the Merger Agreement. Pursuant to the Voting Agreement, for 90 days following the closing date of the Merger, the Key MRD Stockholders are prohibited from effecting certain sales, transfers and dispositions of Range Common Stock received by the Key MRD Stockholders as Merger Consideration.

In addition, until the earlier of the termination of the Merger Agreement or the consummation of the Merger, the Voting Agreement restricts the Key MRD Stockholders from selling MRD Common Stock owned by such Key MRD Stockholders, except that immediately after the approval of the Merger Agreement and the Merger by the MRD Stockholders, Holdco may distribute any or all of its MRD Common Stock to Natural Gas Partners VIII, L.P. (“NGP VIII”), Natural Gas Partners IX, L.P. (“NGP IX”) and NGP IX Offshore Holdings, L.P. (“NGP IX Offshore” and, together with NGP VIII and NGP IX, the “NGP Funds”) and the holders of Holdco’s incentive units, and the NGP Funds may distribute any or all such MRD Common Stock to their respective partners. Upon such distribution, the Voting Agreement shall no longer apply to any MRD Common Stock distributed to any person pursuant to such distribution, other than Messrs. Graham and Bahr, WHR and any person that received such distribution in its capacity as a general partner of one of the NGP Funds.

Except in certain instances, the Voting Agreement will terminate upon the earliest to occur of (a) the consummation of the Merger, (b) the termination of the Merger Agreement pursuant to and in compliance with its terms and (c) a change of recommendation by the MRD Board.

The Voting Agreement contains certain standstill provisions applicable for one year following the Effective Time which, among other things, restrict the Key MRD Stockholders from acquiring additional Range Common Stock, proposing certain transactions involving Range and taking certain actions to influence the management of Range.

The Voting Agreement also includes a grant by Holdco to Messrs. Bahr and Graham and WHR of an irrevocable limited waiver (the “Holdco Voting Agreement Waiver”) of certain provisions of the existing voting agreement among the Key MRD Stockholders and the Company dated June 18, 2014 to allow Messrs. Bahr and Graham and WHR to comply with obligations under the Voting Agreement discussed above. The Holdco Voting Agreement Waiver will be effective until the date that Messrs. Bahr and Graham and WHR have no further obligations under the Voting Agreement.

The foregoing description of the Voting Agreement is only a summary, does not purport to be complete, and is qualified in its entirety by reference to the Voting Agreement, which is filed hereto as Exhibit 10.1and is incorporated herein by reference.

The Merger Agreement and the Voting Agreement and the above descriptions have been included to provide investors and security holders with information regarding the terms of the Merger Agreement and the Voting Agreement. They are not intended to provide any other factual information about MRD, Range or their respective subsidiaries, affiliates or equity holders. The representations, warranties and covenants contained in the Merger Agreement and the Voting Agreement were made only for purposes of those agreements and as of specific dates; were solely for the benefit of the respective parties to such agreements; and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors. Investors should be aware that the representations, warranties and covenants or any description thereof may not reflect the actual state of facts or condition of MRD, Range or any of their respective subsidiaries, affiliates, businesses or equity holders. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement and the Voting Agreement, which subsequent information may or may not be fully reflected in public disclosures by MRD or Range. Accordingly, investors should read the representations and warranties in the Merger Agreement and the Voting Agreement not in isolation but only in conjunction with the other information about MRD, Range and their respective parents, affiliates and subsidiaries that the respective companies include in reports, statements and other filings they make with the SEC.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 15, 2016, the Range Board adopted an amendment (the “By-law Amendment”) to Range’s Amended and Restated By-laws, to be effective May 15, 2016. The By-law Amendment provides that, for a term effective for one year following the date on which the amendment was adopted, unless a majority of the Range Board, acting on behalf of Range, consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have jurisdiction, another state court located within the State of Delaware or, if no court located within the State of Delaware has jurisdiction, the federal district court for the District of Delaware) will be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of Range, (ii) any action asserting a claim of breach of a fiduciary duty owed by any stockholder, director, officer or other employee of Range to Range or to Range’s stockholders, (iii) any action asserting a claim against Range or any of its directors, officers or other employees arising pursuant to any provision of the General Corporation Law of the State of Delaware, Range’s certificate of incorporation or Range’s by-laws, or (iv) any action asserting a claim against Range or any of its directors, officers or other employees governed by the internal affairs doctrine of the State of Delaware, in all cases subject to the court’s having personal jurisdiction over all indispensible parties named as defendants.

The foregoing description of the By-law Amendment is only a summary, does not purport to be complete, and is qualified in its entirety by reference to the Amended and Restated B-laws of Range, which is filed hereto as Exhibit 3.1and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On May 16, 2016, Range and MRD announced that they had entered into the Merger Agreement. A copy of the joint press release is attached hereto as Exhibit 99.1.

Important Additional Information

This Current Report on Form 8-K (“Form 8-K”) does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This Form 8-K relates to a proposed business combination between Range and MRD.

In connection with the proposed transaction, Range intends to file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that will include a joint proxy statement of Range and MRD that also constitutes a prospectus of Range. Each of Range and MRD also plan to file other relevant documents with the SEC regarding the proposed transactions. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. Any definitive joint proxy statement/prospectus(es) for Range and/or MRD (if and when available) will be mailed to shareholders of Range and/or MRD, as applicable.

INVESTORS AND SECURITY HOLDERS OF RANGE AND MRD ARE URGED TO READ THE PROXY STATEMENT(S), REGISTRATION STATEMENT(S), PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents containing important information about Range and MRD, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Range will be available free of charge on Range’s internet website at http://www.rangeresources.com or by contacting Range’s Investor Relations Department by email at lsando@rangeresources.com, damend@rangeresources.com, mfreeman@rangeresources.com, or by phone at 817-869-4267. Copies of the documents filed with the SEC by MRD will be available free of charge on MRD’s internet website at http://www.memorialrd.com or by phone at 713-588-8339.

Participants in the Solicitation

Range, MRD and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of MRD is set forth in MRD’s proxy statement for its 2016 annual meeting of shareholders, which was filed with the SEC on April 1, 2016. Information about the directors and executive officers of Range is set forth in its proxy statement for its 2016 annual meeting of shareholders, which was filed with the SEC on April 8, 2016. These documents can be obtained free of charge from the sources indicated above.

Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when such materials become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Range or MRD using the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements

This Form 8-K contains certain “forward-looking statements” within the meaning of federal securities laws, including within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 that are not limited to historical facts, but reflect Range’s and MRD’s current beliefs, expectations or intentions regarding future events. Words such as “may,” “will,” “could,” “should,” “expect,” ““plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. The statements in this press release that are not historical statements, including statements regarding the expected timetable for completing the proposed transaction, benefits and synergies of the proposed transaction, costs and other anticipated financial impacts of the proposed transaction; the combined company’s plans, objectives, future opportunities for the combined company and products, future financial performance and operating results and any other statements regarding Range’s and MRD’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts, are forward-looking statements within the meaning of the federal securities laws. These statements are subject to numerous risks and uncertainties, many of which are beyond Range’s or MRD’s control, which could cause actual results to differ materially from the results expressed or implied by the statements. These risks and uncertainties include, but are not limited to: failure to obtain the required votes of Range’s or MRD’s shareholders; the timing to consummate the proposed transaction; satisfaction of the conditions to closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction otherwise does not occur; the risk that a regulatory approval that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; the diversion of management time on transaction-related issues; the ultimate timing, outcome and results of integrating the operations of Range and MRD; the effects of the business combination of Range and MRD, including the combined company’s future financial condition, results of operations, strategy and plans; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; expected synergies and other benefits from the proposed transaction and the ability of Range to realize such synergies and other benefits; expectations regarding regulatory approval of the transaction; results of litigation, settlements and investigations; actions by third parties, including governmental agencies; changes in the demand for or price of oil and/or natural gas can be significantly impacted by weakness in the worldwide economy; consequences of audits and investigations by government agencies and legislative bodies and related publicity and potential adverse proceedings by such agencies; compliance with environmental laws; changes in government regulations and regulatory requirements, particularly those related to oil and natural gas exploration; compliance with laws related to income taxes and assumptions regarding the generation of future taxable income; weather-related issues; changes in capital spending by customers; delays or failures by customers to make payments owed to us; impairment of oil and natural gas properties; structural changes in the oil and natural gas industry; and maintaining a highly skilled workforce. Range’s and MRD’s respective reports on Form 10-K for the year ended December 31, 2015, Form 10-Q for the quarter ended March 31, 2016, recent Current Reports on Form 8-K, and other SEC filings discuss some of the important risk factors identified that may affect these factors and Range’s and MRD’s respective business, results of operations and financial condition. Range and MRD undertake no obligation to revise or update publicly any forward-looking statements for any reason. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger by and among Range Resources Corporation, Medina Merger Sub, Inc. and Memorial Resource Development Corp., dated as of May 15, 2016.*

3.1	Amended and Restated By-laws of Range Resources Corporation, as amended as of May 15, 2016.

10.1	Voting and Support Agreement, by and among MRD Holdco LLC, Jay Graham, WHR Incentive LLC, Anthony Bahr and Range Resources Corporation, dated as of May 15, 2016.*

99.1	Joint press release dated May 16, 2016.

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANGE RESOURCES CORPORATION

By:	/s/ David P. Poole
Name:	David P. Poole
Title:	Senior Vice President - General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger by and among Range Resources Corporation, Medina Merger Sub, Inc. and Memorial Resource Development Corp., dated as of May 15, 2016.*

3.1	Amended and Restated By-laws of Range Resources Corporation, as amended as of May 15, 2016.

10.1	Voting and Support Agreement, by and among MRD Holdco LLC, Jay Graham, WHR Incentive LLC, Anthony Bahr and Range Resources Corporation, dated as of May 15, 2016.*

99.1	Joint press release dated May 16, 2016.

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K.